FIRST AMENDMENT TO
                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

         This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this "First Amendment") is made as of August 14, 1997, by and among (a) FINE HOST CORPORATION, a Delaware corporation, for itself and as agent for all of the Borrowers (as defined below)(hereinafter referred as "Fine Host" when acting for itself and as the "Borrower Agent" when acting as agent for all of the Borrowers (including Fine Host)), (b) all of the Subsidiaries of Fine Host (other than Statewide (as defined below))(said Subsidiaries, together with Fine Host and any and all other Subsidiaries which may hereafter become parties to the Loan Agreement (as defined below) are hereinafter sometimes referred to collectively as the "Borrowers" and each singly as a "Borrower"), (c) VARIOUS BANKS AND OTHER FINANCIAL INSTITUTIONS which are parties to the Loan Agreement (hereinafter referred to collectively as the "Banks" and each singly as a "Bank"), (d)
BANKBOSTON, N.A., a national banking association ("BankBoston"), as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and (e) USTRUST, a Massachusetts trust company ("USTrust"), as documentation agent for the Banks (in such capacity, the "Documentation Agent")(the Administrative Agent and the Documentation Agent are hereinafter sometimes referred to collectively as the "Agents").

         All capitalized terms not defined herein but defined in that certain Fourth Amended and Restated Loan Agreement, dated as of July 30, 1997 (the "Loan Agreement"), by and among Fine Host, all of its Subsidiaries, the Banks, and the Agents, shall have the meanings given to such terms in the Loan Agreement.

                             PRELIMINARY STATEMENTS

         WHEREAS, Fine Host desires to enter into a certain Concessions Management Agreement (the "Ravens Facility Agreement") with Baltimore Ravens Limited Partnership, a Maryland limited partnership (together with its successors and assigns, the "Ravens") contemporaneously herewith, pursuant to which, the Ravens shall grant to Fine Host, for a term of twenty-five (25) years, the exclusive right to provide certain food, beverage and merchandise services, for and on behalf of the Ravens, at the Ravens' new stadium in Baltimore, Maryland in exchange for, among other things, the following:

                  (a) An investment in Project Costs by Fine Host under the Ravens Facility Agreement of up to Twenty Million and 00/100 Dollars ($20,000,000.00)(the "Ravens Investment"), to be advanced by Fine Host to the Maryland Stadium Authority (together with its successors and assigns, "MSA") over the term of the Ravens Facility Agreement; and

                  (b) One or more standby letters of credit to be issued for the benefit of MSA, in the aggregate amount of up to Twenty Million and 00/100 Dollars ($20,000,000.00) to secure the full and prompt payment by Fine Host to MSA of the Ravens Investment; and

         WHEREAS, in connection with transactions contemplated by the Ravens Facility Agreement, the Borrowers request that:

                  (a) Subject to the provisions of subsections 2.2.2 and 4.2 of the Loan Agreement, the Banks make available to Fine Host one or more Guidance Loans in the aggregate principal amount of up to Twenty Million and 00/100 Dollars ($20,000,000.00), the proceeds of which will be used by Fine Host to fund the Ravens Investment;

                  (b) The Banks consent to the Twenty Million and 00/100 Dollars ($20,000,000.00) of the Project Costs associated with the Ravens Investment, which sum exceeds the limitation on Project Costs set forth in subsection 7.5 of the Loan Agreement; and

                  (c) The Banks and the Agents amend the Loan Agreement in order to increase the aggregate amount of the L/C Commitment from Ten Million and 00/100 Dollars ($10,000,000.00) to Twenty-Five Million and 00/100 Dollars ($25,000,000.00) and provide certain other financial accommodations to and for the benefit of the Borrowers, all as provided for herein; and

         WHEREAS, subject to the terms and conditions contained herein, the Banks are willing to make such Guidance Loans available to Fine Host and to consent to such Project Costs, and the Agents and the Banks are willing to so amend the Loan Agreement, all in the manner provided for herein; and

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and value consideration, the receipt and sufficient of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Ravens Facility Agreement - Guidance Loans and Project Costs.

                  1.1 Subject to the provisions of subsections 2.2.2 and 4.2 of the Loan Agreement, the Banks agree to make available to Fine Host one or more Guidance Loans in the aggregate principal amount of up to Twenty Million and 00/100 Dollars ($20,000,000.00), the proceeds of which shall be used by Fine Host to fund the Project Costs associated with the Ravens Investment pursuant to the Ravens Facility Agreement. The Banks acknowledge that, with respect to these requested Guidance Loans, the conditions precedent set forth in subsection 4.3 of the Loan Agreement have been satisfied.


                  1.2 The Banks consent to the Project Costs associated with the Ravens Investment so long as the total amount of such Project Costs does not, at any time, exceed Twenty Million and 00/100 Dollars ($20,000,000.00) in the aggregate.

         2.       Amendments To Loan Agreement.

                  2.1 Amendment to Subsection 1.1. Subsection 1.1 of the Loan Agreement is amended as follows:

                           (a) The words "Ten Million and 00/100 Dollars ($10,000,000.00)" contained in the definition of "L/C Commitment" in subsection 1.1 of the Loan Agreement are deleted, and replaced with the following words: "Twenty-Five Million and 00/100 Dollars ($25,000,000.00)".

                           (b)  The  following   definitions   are  inserted  in
                  subsection 1.1 of the Loan Agreement in the appropriate alphabetical order:

                                    "'MSA' means the Maryland Stadium Authority,
                           together with its successors and assigns.

                                    'Ravens'  means  Baltimore   Ravens  Limited
                           Partnership, a Maryland limited partnership, together with its successors and assigns.

                                    'Ravens Facility  Agreement' means a certain
                           Concessions Management Agreement, dated as of August 14, 1997, by and between Fine Host and the Ravens, as the same may be amended, modified, substituted, extended or restated, from time to time.

                                    'Ravens  Investment'  means an investment in
                           Project Costs by Fine Host of up to Twenty Million and 00/100 Dollars ($20,000,000.00) under the Ravens Facility Agreement.

                                    'Ravens Standby Letters of Credit' means one
                           or more Standby Letters of Credit, issued by the Issuing Bank, for the account of Fine Host, for the benefit of MSA, in the aggregate amount of up to Twenty Million and 00/100 Dollars ($20,000,000.00), to secure the full and prompt payment by Fine Host of the Ravens Investment."

                  2.2  Amendments  to  Subsections  2.1.3  and  2.1.11(b).   The
         following sentence is inserted at the end of each of subsections 2.1.3 and 2.1.11(b) of the Loan Agreement:

                  "Notwithstanding any provision contained in this subsection to the contrary, any Ravens Standby Letters of Credit may be used to secure and otherwise support the payment of Project Costs associated with the Ravens Investment."

                  2.3 Amendments to Subsections 2.1.14(a),  2.1.15(a), 2.1.15(b)
         and 2.1.15(c). The words "Subject to the provisions of subsection 2.1.15A," are inserted (i) at the beginning of the second sentence of each of subsections 2.1.14(a) and 2.1.15(a) of the Loan Agreement, and
         (ii) at the beginning of the first sentence of each of subsections 2.1.15(b) and 2.1.15(c) of the Loan Agreement.

                  2.4 New Subsection 2.1.15A.  The following  subsection 2.1.15A
         is  inserted  between   subsections  2.1.15  and  2.1.16  of  the  Loan
         Agreement:

                           "2.1.15A  Reimbursement of Drafts Presented Under Any
                  Ravens Standby Letter of Credit. Subject to the provisons of subsection 4.2, and notwithstanding any other provision contained in this Agreement to the contrary, the parties hereto agree that:

                                    (a) Any  draft  which  is  presented  to the
                           Issuing Bank for payment under any Ravens Standby Letter of Credit and for which the Issuing Bank is not immediately reimbursed in full by the Borrowers shall automatically constitute a request by the Borrower Agent to the Administrative Agent under subsection 2.2 (but without any requirement for compliance with the prior notice provisions or minimum amount provisions of subsection 2.2.2) for a Guidance Loan, in the amount of such draft, or any part thereof, which is not so reimbursed. The Administrative Agent shall promptly notify the Banks of such request. The Borrowing Date with respect to such requested Guidance Loan shall be the date on which such draft is presented to the Issuing Bank for payment. Each Bank shall make available to the
                           Administrative Agent on such Borrowing Date its Guidance Loan Commitment Percentage of such requested Guidance Loan to be used by the Administrative Agent to fund such requested Guidance Loan. All of the proceeds from such requested Guidance Loan shall be advanced by the Administrative Agent directly to the Issuing Bank to be used solely to pay in full the amount of the draft, or any part thereof, of such Ravens Standby Letter of Credit for which the Issuing Bank was not so reimbursed, whereupon all of the Reimbursement Obligations of the Borrowers with respect to such draft shall be deemed to be satisfied.

                                    (b)  Unless  the  Administrative   Agent  is
                           otherwise notified in accordance with the provisions of subsections 2.2.1(b) and 2.2.2, each Guidance Loan requested pursuant to this subsection 2.1.15A shall be an ABR Loan."


         3. Loan Availability. Each Ravens Standby Letter of Credit, when issued, will reduce, in accordance with the provisions of subsection 2.1.5 of the Loan Agreement, as amended hereby, the amount of the Working Capital Commitment by the amount outstanding under such Ravens Standby Letter of Credit, and the amount of the L/C Commitment then remaining available for issuance will be reduced by the amount outstanding under such Ravens Standby Letter of Credit. Any Guidance Loan requested under subsection 2.1.15A of the Loan Agreement, as amended hereby, will on the Borrowing Date with respect to such requested Guidance Loan immediately reduce (subject to the second sentence of subsection 2.2.1(a) of the Loan Agreement) the Guidance Loan Commitments, and the Working Capital Commitment and the L/C Commitment will thereupon be restored, by the amount of such requested Guidance Loan.

         4. Statewide. The Borrowers represent and warrant that, since the Closing Date, Fine Host has acquired all of the issued and outstanding shares of capital stock of Statewide Industrial Catering, Inc., a New York corporation ("Statewide"). The Borrowers will cause Statewide to comply timely and fully with the requirements of subsection 6.12(b) of the Loan Agreement. The Borrowers hereby further represent and warrant that if, effective as of the date hereof, Statewide were to become a party to the Loan Agreement and all of the other Loan Documents to which the Borrowers are parties, there would be no breach by Statewide of any of its representations and warranties contained therein which would have a Material Adverse Effect, and there would be no events, circumstances or conditions (financial or otherwise) relating to Statewide which would materially and adversely impair the ability of Statewide to perform or observe all of its obligations thereunder in accordance with the terms thereof.

         5. Compliance with Subsection 4.2. Each of the Borrowers represents and warrants that, except as otherwise described in Section 4 above, all of the conditions contained in subsection 4.2 of the Loan Agreement have been satisfied as of the date hereof.

         6. Ratification of Loan Documents. Subject to the amendments expressly set forth in this First Amendment, each of the Borrowers hereby ratifies and reaffirms all of the terms and provisions of the Loan Documents to which it is a party or by which it or its property is bound, and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect.


         7. Conditions Precedent. The obligations of the Banks and the Agents hereunder are subject to the satisfaction of each of the following conditions precedent, all of which shall be in form, scope and substance satisfactory to the Administrative Agent and its counsel:


                  (a) First Amendment. The Administrative Agent shall have received this First Amendment, as executed by a duly authorized officer or agent of each Borrower.

                  (b) Authorization. All corporate or other action necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment shall have been duly and effectively taken, and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.


                  (c) Opinion Letters. The Administrative Agent shall have received opinion letters from Willkie Farr & Gallagher, counsel to the Borrowers, and Ellen Keats, General Counsel for the Borrowers; and

                  (d)  Other.   The  Borrowers   shall  have  delivered  to  the
         Administrative Agent such other documents as the Administrative Agent or its counsel may reasonably require.

         8.       Miscellaneous.

                  8.1 No Other Amendments; No Waiver. Except for the amendments expressly set forth in the First Amendment, nothing contained herein shall be construed to modify, amend or otherwise alter any of the terms or provisions of any of the Loan Documents; nothing contained herein shall constitute a waiver of or bar to any rights or remedies available to any of the Agents or the Banks, or a waiver of any Event of Default under the Loan Documents on any occasion, other than as expressly set forth herein; and nothing contained herein shall constitute an agreement by any of Agents or the Banks or obligate any of the Agents or the Banks to take or refrain from taking any action.

                  8.2 Execution; Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This First Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

                  8.3 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns.

                  8.4 Joint and Several Liability. All of the obligations and liabilities of the Borrowers hereunder and under all of the other Loan Documents are joint and several.

                  8.5 Governing Law. This First Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, notwithstanding any conflict-of-law provisions to the contrary.

         IN WITNESS WHEREOF, this First Amendment has been duly executed as an instrument under seal by the duly authorized representative of each party hereto, as of the day and year first above written.

BANKBOSTON, N.A. AS                                  USTRUST AS
ADMINISTRATIVE AGENT                        DOCUMENTATION AGENT


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


BANKBOSTON, N.A. AS LENDER          USTRUST AS LENDER


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


STATE STREET BANK AND TRUST                 THE SUMITOMO BANK, LIMITED
COMPANY


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________

                                            By:______________________________
                                            Title:_____________________________


MELLON BANK, N.A.                           THE BANK OF NEW YORK


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


KEYBANK, N.A.                                        FIRST UNION BANK OF
                                                              CONNECTICUT


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________



BANK OF SCOTLAND                            THE BANK OF NOVA SCOTIA



By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


NATIONAL WESTMINSTER                        BANK LEUMI TRUST COMPANY
BANK P.L.C.                                          OF NEW YORK


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST CORPORATION                       FINE HOST SERVICES CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST OF VERMONT, INC.          FANFARE, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


GLOBAL FANFARE, INC.                        FINE HOST INTERNATIONAL
CORPORATION


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


CREATIVE FOOD MANAGEMENT            NORTHWEST FOOD SERVICE, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


TARRANT COUNTY                              SUN WEST SERVICES, INC.

CONCESSIONS, L.L.C.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


REPUBLIC MANAGEMENT CORP.           VERSATILE HOLDING CORPORATION
OF MASSACHUSETTS


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


SERV-RITE CORPORATION                       IDEAL MANAGEMENT SERVICES, INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


SERVICE DYNAMICS CORP.                      PCS HOLDING CORP. (f/k/a HCS
Management Corp.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


PCS MANAGEMENT CORP.                        HEARTSTRINGS GIFT SHOPS, INC.
(f/k/a N.C. PCSM, Inc.)                    (f/k/a Hospital Coffee Shoppes, Inc.)


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


THE ENVIRONMENTAL GROUP,                    CREATIVE DATA SYSTEMS, INC.
INC.


By:______________________________           By:______________________________
Title:_____________________________         Title:_____________________________


FINE HOST/R&N/A CUP ABOVE JOINT
VENTURE, a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________

By: ____________________________________
      Tyrone W. Nabbie (together with Ronald O.
      Rogers, doing business as R&N Management
      Services), in his capacity as a joint venturer
      of aforesaid joint venture

By: ____________________________________
      Ronald O. Rogers (together with Tyrone W.
      Nabbie, doing business as R&N Management
      Services), in his capacity as a joint venturer
      of aforesaid joint venture

By:  ____________________________________
       Ellen Korbin (doing business as A Cup
       Above), in her capacity as a joint venturer
       of aforesaid joint venture


FINE HOST/S. BROOKS &
ASSOCIATES JOINT VENTURE, a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________

By:  S. Brooks & Associates, Inc., in its capacity
       as a joint venturer of aforesaid joint venture


       By:______________________________
       Title:_____________________________




WISCONSIN CENTER JOINT VENTURE,
a joint venture

By:  Fine Host Corporation, in its capacity as a
        joint venturer of aforesaid joint venture


      By:______________________________
      Title:_____________________________

By:  Five-Star Marketing, Inc., in its capacity
       as a joint venturer of aforesaid joint venture


       By:______________________________
       Title:_____________________________